UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Information Required in Proxy Statement

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Lazard Ltd

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

LAZARD VOTE C1234567890 000004 ENDORSEMENT_LINE_SACKPACK_ MR A SAMPLE DESIGNTION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Online Go to www.investorvote.com/LAZ or scan the QR code – login details are located in the shaded bar below. Shareholder Meeting Notice 1234 5678 9012 345 Important Notice Regarding the Availability of Proxy Materials for the Lazard Ltd Annual General Meeting to be Held on May 18, 2022 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2022 proxy statement and 2021 annual report to shareholders are available at: www.investorvote.com/LAZ Easy Online Access — View your proxy materials and vote. Step 1: Go to www.investorvote.com/LAZ. Step 2: Click on the icon on the right to view meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 8, 2022 to facilitate timely delivery. 2 NOT COY + 03LKVC

Shareholder Meeting Notice Lazard Ltd Annual General Meeting of Shareholders will be held on May 18, 2022 at 9:00 a.m. Eastern Daylight Time, virtually via the internet at www.meetnow.global/M924R5T. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.1. Election of Directors:01 - Richard N. Haass 02 - Jane L. Mendillo 03 - Richard D. Parsons The Board of Directors recommends you vote “FOR ALL” of the Director nominees. 2. Non-binding advisory vote regarding executive compensation. The Board of Directors recommends you vote “FOR” this matter. 3. Ratification of the appointment of Deloitte & Touche LLP as Lazard Ltd’s independent registered public accounting firm for the fiscal year ending December 31, 2022 and authorization of the Company’s Board of Directors, acting by its Audit Committee, to set their remuneration. The Board of Directors recommends you vote “FOR” this matter. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. – Internet – Go to www.investorvote.com/LAZ. – Phone – Call us free of charge at 1-866-641-4276. – Email – Send an email to investorvote@computershare.com with “Proxy Materials Lazard Ltd” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by May 8, 2022.